LIBERTY-STEIN ROE FUNDS MUNICIPAL TRUST
                     Liberty Managed Municipals Fund
              (formerly Stein Roe Managed Municipals Fund)
                    Liberty High Yield Municipal Fund
             (formerly Stein Roe High Yield Municipals Fund
                 Stein Roe Intermediate Municipals Fund

                Supplement to Statement of Additional Information
                             dated November 2, 2001

The following text replaces the existing section beginning on page 17 of the Liberty-Stein Roe Funds Municipal Trust's Statement of Additional Information regarding non-fundamental policies:

No Fund may:

  (a) own more than 10% of the outstanding voting securities of an issuer;

  (b) invest in companies for the purpose of exercising control or management;

         (c) sell securities short unless (1) it owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or
(2) the securities sold are "when issued" or "when distributed" securities which it expects to receive in a recapitalization, reorganization, or other exchange for securities it contemporaneously owns or has the right to obtain and provided that it may purchase standby commitments and securities subject to a demand feature entitling it to require sellers of securities to the Fund to repurchase them upon demand by the Fund [Intermediate Municipals Fund, Managed Municipals Fund and High-Yield Municipals Fund only] and that transactions in options, futures, and options on futures are not treated as short sales;

         (d) [Intermediate Municipals Fund and Managed Municipals Fund only] invest more than 10% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days; [High-Yield Municipals Fund only] invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days;

         (e) invest more than 5% of its net assets (valued at time of investment) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchange;

         (f) [Intermediate Municipals Fund, Managed Municipals Fund and High-Yield Municipals Fund only] write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange, or similar entity;

         (g) [Intermediate Municipals Fund, Managed Municipals Fund and High-Yield Municipals Fund only] purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;

         (h) [Intermediate Municipals Fund, Managed Municipals Fund and High-Yield Municipals Fund only] purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities (this restriction does not apply to securities purchased on a when-issued or delayed-delivery basis or to reverse repurchase agreements), but it may make margin deposits in connection with futures and options transactions;

         (i) [Intermediate Municipals Fund, Managed Municipals Fund and High-Yield Municipals Fund only] mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by it except (a) as may be necessary in connection with borrowings mentioned in (iv) above, and (b) it may enter into futures and options transactions;

         (j) [Managed Municipals Fund only] purchase any securities other than those described under "Investment Policies - Managed Municipals Fund" and under "Portfolio Investment Strategies"; and

         (k) [Intermediate Municipals Fund, Managed Municipals Fund and High-Yield Municipals Fund only] purchase portfolio securities for the Fund from, or sell portfolio securities to, any of the officers, directors or trustees of the Trust or of its investment adviser.


G-35/997k-0802                                                August 26, 2002